--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------



                                                                January 31, 1998


Dear Trust Shareholder:

      U.S. fixed income investors have been rewarded with solid total returns over the past twelve months ended December 31, 1997, as low inflation despite strong economic growth drove Treasury yields lower.

      The economy has shown some signs of slowing, which BlackRock expects may persist as recessions in the emerging Asian economies and Japan will moderate U.S. growth. We do not see immediate signs of inflationary pressure nor do we anticipate an imminent change in monetary policy by the Federal Reserve. Our longer-term outlook for the bond market remains optimistic, based on the fundamentally favorable backdrop of slower economic growth, low inflation and declining Treasury borrowing.

      There are exciting developments occurring at BlackRock that we would like to share with you. As you may know, BlackRock was acquired by PNC Bank, N.A. in 1995. In early 1998 the five investment management firms that comprise the PNC Asset Management Group were consolidated under the BlackRock umbrella. This will result in BlackRock Inc. becoming a $100 billion money management firm ranking it among the 25 largest in the country. We look forward to using our global investment management expertise to present exciting investment opportunities to closed-end fund shareholders in the future.

      This report contains detailed market and portfolio strategy commentary by your Trust's managers in addition to the Trust's audited financial statements and a detailed portfolio listing. We thank you for your continued investment in the Trust and wish you a successful new year.


Sincerely,



/s/Laurence D. Fink                                /s/Ralph L. Schlosstein
-------------------                                -----------------------
Laurence D. Fink                                   Ralph L. Schlosstein
Chairman                                           President

                                                                January 31, 1998

Dear Shareholder:

      We are pleased to present the annual report for The BlackRock Investment Quality Term Trust Inc. ("the Trust") for the year ended December 31, 1997. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BQT". The Trust's investment objective is to return $10 per share (its initial offering price) to shareholders on or about December 31, 2004 while providing high current income. Although there can be no guarantee, BlackRock is confident that the Trust can achieve its investment objectives. The Trust seeks these objectives by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae), asset-backed securities and commercial mortgage-backed securities. All of the Trust's assets must be rated at least "BBB" by Standard & Poor's or "Baa" by Moody's at time of purchase or be issued or guaranteed by the U.S. Government or its agencies.

      The table below summarizes the performance of the Trust's stock price and NAV (the market value of its assets per share) over the period:

                                         ---------------------------------------------------------------------------------
                                             12/31/97      12/31/96        CHANGE          HIGH             LOW
--------------------------------------------------------------------------------------------------------------------------
STOCK PRICE                                  $8.375         $7.625           9.84%        $8.438          $7.50
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE (NAV)                        $9.43          $9.09            3.74%        $9.30           $8.98
--------------------------------------------------------------------------------------------------------------------------
10-YEAR TREASURY NOTE                         5.74%          6.42%          -68 bp         6.97%           5.70%
--------------------------------------------------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

      The U.S. economy exhibited strong growth and low inflation during 1997, pushing bond yields below 6% for the first time since early 1996. Fueled by increased consumer spending and low unemployment, growth was robust. The primary inflation indicators, consumer and producer prices, remained dormant throughout the period and unemployment rate remained low. After increasing the Fed Funds Rate to 5.50% in March, the Federal Reserve left the rate unchanged for the remainder of the year, as the combination of slowing domestic growth and the economic turmoil in Asia threatened to exert deflationary pressures on the U.S. economy.

      The positive momentum has continued into the early days of 1998 based, in part, on the possibility of early elimination of the budget deficit and on comments by Fed Chairman Greenspan that deflation was an issue. New home sales recently hit a new cyclical peak, the employment picture remains very strong and consumer confidence and spending remain high. Despite the strong growth, current and future inflation both appear to be controlled.

      The market for mortgage-backed securities (MBS) outperformed U.S. Treasuries for the twelve months ended December 31, 1997. For the period, the MBS market as measured by the LEHMAN BROTHERS MORTGAGE INDEX posted a 9.48% total return versus the 9.20% return of the MERRILL LYNCH 5-7 YEAR TREASURY INDEX. Demand for mortgage securities was largely concentrated in the first half of 1997, when MBS decisively outperformed Treasuries due to low interest rate volatility and relatively stable mortgage prepayment activity. However, mortgage rates fell below the critical 7% threshold toward year-end, causing concerns that increased refinancing activity would negatively impact the performance of mortgage securities.

      A three-year trend of positive performance for investment grade corporates ended abruptly in the fourth quarter of 1997 due to the Asian crisis. The financial turmoil in Asia caused a decline in credit quality ratings and created selling pressure for Asian Yankee bonds. Domestic corporate bonds fared better, but the potential for lower corporate earnings and a large influx of new issues into the market caused yields to rise. As a result, corporates underperformed Treasuries in 1997 for only the second time in the past decade. With the U.S. economy remaining firm, domestic corporate bond fundamentals remain fairly positive. At wider spread levels, we see value in higher rated and improving domestic credits.


THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market strategy and the Trust's investment objectives. The following chart compares the Trust's current and December 31, 1996 asset composition.






--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
--------------------------------------------------------------------------------
 COMPOSITION                              DECEMBER 31, 1997   DECEMBER 31, 1996
--------------------------------------------------------------------------------
 Corporate Bonds                               30%                 34%
--------------------------------------------------------------------------------
 Agency Multiple Class
    Mortgage Pass-Throughs                     12%                 11%
 -------------------------------------------------------------------------------
 U.S. Government Securities                    11%                  4%
--------------------------------------------------------------------------------
 Mortgage Pass-Throughs                         9%                 18%
--------------------------------------------------------------------------------
 Commercial Mortgage Backed Securities          7%                  8%
--------------------------------------------------------------------------------
 FHA Project Loans                              7%                 10%
--------------------------------------------------------------------------------
 Strip Mortgage Backed Securities               7%                  5%
--------------------------------------------------------------------------------
 Money Market Instrument                        5%                  5%
--------------------------------------------------------------------------------
 Municipal Bonds                                5%                  3%
--------------------------------------------------------------------------------
 Inverse Floating Rate Mortgage                 4%                  0%
--------------------------------------------------------------------------------
 Asset-Backed Securities                        3%                  2%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                            RATING % OF CORPORATES
                                   ---------------------------------------------
              CREDIT RATING        DECEMBER 31, 1997         DECEMBER 31, 1996
--------------------------------------------------------------------------------
           AA or equivalent                1%                        1%
--------------------------------------------------------------------------------
             A or equivalent              45%                       43%
--------------------------------------------------------------------------------
            BBB or equivalent             47%                       55%
--------------------------------------------------------------------------------
            BB or equivalent               7%                        1%
--------------------------------------------------------------------------------

      We continued to focus on securities with final maturity dates (or "bullet" maturities) that match the Trust's termination date. We believe that the Trust's stake in bullet maturity securities, particularly corporate bonds, will aid the Trust in reaching its target termination value of $10.00 per share while maintaining a relatively stable dividend stream. The Trust has been a net seller of mortgage-backed securities, whose cash flows and maturity dates can change in response to interest rate movements. Mortgage bonds tend to prepay when interest rates fall, which forces the bondholder to reinvest cash flows at lower yields. Conversely, the average maturities of mortgage bonds can extend when interest rates rise. We appreciate your investment in The BlackRock Investment Quality Term Trust Inc. and look forward to managing the fund to realize its investment objectives. Please feel free to contact the mutual fund specialists at BlackRock's marketing center at (800) 227-7BFM (7236) if you have any questions that weren't answered in this report. Additionally, you can reach us via e-mail at CLOSEDEND_FUNDS@BLACKROCK.COM


Sincerely,




/s/Robert S. Kapito                        /s/Michael P.Lustig
-------------------                        -------------------
Robert S. Kapito                           Michael P.Lustig
Vice Chairman and Portfolio Manager        Principal and Portfolio Manager
BlackRock Financial Management, Inc.       BlackRock Financial Management, Inc.

--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                   BQT
--------------------------------------------------------------------------------
Initial Offering Date:                                         April 21, 1992
--------------------------------------------------------------------------------
Closing Stock Price as of 12/31/97:                              $8.375
--------------------------------------------------------------------------------
Net Asset Value as of 12/31/97:                                  $9.43
--------------------------------------------------------------------------------
Yield on Closing Stock Price as of 12/31/97 ($8.375)1:             6.57%
--------------------------------------------------------------------------------
Current Monthly Distribution per Share2:                         $.045833
--------------------------------------------------------------------------------
Current Annualized Distribution per Share2:                      $.550000
--------------------------------------------------------------------------------

1 Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
2  The distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997
--------------------------------------------------------------------------------
RATING* PRINCIPAL
(UNAU-   AMOUNT                                                        VALUE
DITED)   (000)           DESCRIPTION                                  (NOTE 1)
--------------------------------------------------------------------------------
                 LONG-TERM INVESTMENTS--147.9%
                 MORTGAGE PASS-THROUGHS--23.2%
                 Federal Home Loan Mortgage
                   Corporation,
       $15,575+    6.50%, 8/01/25 - 10/01/25 ..................      $15,394,800
        13,355     7.50%, 7/01/26 - 12/01/26 ..................       13,680,726
                 Federal Housing Administration,
         2,121     Colonial, Series 37,
                     7.40%, 12/01/22 ..........................        2,198,040
         8,506     GMAC, Series 51,
                     7.43%, 2/01/21 ...........................        8,737,465
         1,252     Middlesex, 8.625%, 9/01/34 .................        1,346,373
         2,863     Tuttle Grove, 7.25%, 10/01/35 ..............        2,916,802
                   USGI,
         1,675     Series 99, 7.43%, 10/01/23 .................        1,732,349
         8,177     Series 885, 7.43%, 3/01/22 .................        8,493,347
         9,140     Series 2081, 7.43%, 5/01/23 ................        9,454,461
                 Federal National Mortgage
                   Association, Multi-family
         9,583+    10 year, 6.35%,
                     1/01/04 ..................................        9,488,803
         2,813++   10 year, 8.26%,
                     2/01/04 ..................................        3,033,879
         2,338++   10 year, 8.78%,
                     4/01/04 ..................................        2,392,089
         1,563++   10 year, 8.89%,
                     4/01/04 ..................................        1,599,599
                                                                      ----------
                                                                      80,468,733
                                                                      ----------

                 MULTIPLE CLASS MORTGAGE
                 PASS-THROUGHS--23.9%
AAA      9,354+  Community Program Loan Trust,
                   Series 1987-A, Class A-4,
                   4.50%, 10/01/18 ............................        8,348,399
                 Federal Home Loan Mortgage
                   Corporation, Multiclass
                   Mortgage Participation
                   Certificates,
         5,000++   Series 1295, Class 1295-JB,
                     3/15/07 ..................................        4,652,500
        23,313     Series 1353, Class 1353-S,
                     8/15/07 (ARM) ............................        2,661,167
         1,001     Series 1523, Class 1523-A,
                     6/15/22 ..................................        1,001,231
         2,794+    Series 1540, Class 1540-H,
                     3/15/09 ..................................        2,719,269
         4,000+    Series 1587, Class 1587-KA,
                     7/15/08 ..................................        3,968,464
           534     Series 1607, Class 1607-M,
                     4/15/13 ..................................          519,959
         5,441++   Series 1634, Class 1634-SG,
                     12/15/22 (ARM) ...........................        5,690,099
           684     Series 1650, Class 1650-LC,
                     2/15/22 ..................................          684,676
         1,926     Series 1667, Class 1667-C,
                     1/15/09 ..................................        1,872,987
                 Federal National Mortgage
                   Association, REMIC Pass-
                   Through Certificates,
         2,204+    Trust G93-27, Class 27-SE,
                     8/25/23 (ARM) ............................        1,278,274
         2,841+    Trust 269, Class 269-1,
                     8/01/22 ..................................        3,034,832
         1,646++   Trust 1992-155, Class 155-SB,
                     12/25/06 (ARM) ...........................        1,910,759
         1,490     Trust 1993-22, Class 22-PT,
                     10/25/18 (I) .............................          286,636
           591     Trust 1993-179, Class 179-SA,
                     10/25/23 (ARM) ...........................          542,256
         1,932++   Trust 1993-192, Class 192-S,
                     4/25/07 (ARM) ............................        1,596,018
         3,709+    Trust 1993-212, Class 212-SB,
                     11/25/08 (ARM) ...........................        3,468,132
         6,441++   Trust 1993-225C, Class FK,
                     12/25/23 .................................        6,347,503
           855     Trust 1993-228, Class 228-B,
                     3/25/23 (P) ..............................          751,810
         3,500+    Trust 1994-M1, Class 1-B,
                     10/25/03 .................................        3,532,812
           471     Trust 1994-17, Class 17-SA,
                     1/25/09 (ARM) ............................          458,761
         1,093     Trust 1994-36, Class 36-L,
                     1/25/23 ..................................        1,093,634
         2,000++   Trust 1996-M5, Class A2,
                     1/25/11 ..................................        2,079,062

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
RATING* PRINCIPAL
(UNAU-   AMOUNT                                                        VALUE
DITED)   (000)           DESCRIPTION                                  (NOTE 1)
--------------------------------------------------------------------------------
                 MULTIPLE CLASS MORTGAGE
                 PASS-THROUGHS--(CONT'D)
         7,000+  Trust 1996-20, Class 20-SB,
                     10/25/08 (ARM) ...........................        2,616,250
         2,108   Trust 1997-28, Class 28-PH,
                     3/18/22 (I) ..............................          438,675
         1,535   Trust 1997-30, Class 30-S,
                     4/25/22 (P) ..............................          974,916
         3,529   Trust 1997-32, Class 32-ML,
                     2/25/27 (P) ..............................        3,021,760
         1,500   Trust 1993-143,
                     Class 143-SC, 8/25/23 (ARM) ..............        1,361,250
AAA      1,857   GE Capital Mortgage Services
                   Incorporated, Series 1997-2,
                     Class 2A, 3/25/12 (I) ....................          391,070
A2       5,000   NYC Mortgage Loan Trust,
                   Series 1996, Class A-2,
                     6/25/11 ..................................        5,050,000
AAA      3,525+  Residential Asset Serialization Trust,
                   Series 1997-A9, Class A1,
                     7.25% 11/25/27 ...........................        3,566,765
                 Residential Funding Mortgage Secs I,
AAA      6,520     Series 1993-S15, Class A-16,
                     4/25/08 (ARM) ............................        6,520,258
           660     Series 1993-S15, Class A-17,
                     4/25/08 (ARM) ............................          625,271
                                                                     -----------
                                                                      83,065,455
                                                                     -----------
                 COMMERCIAL MORTGAGE-BACKED
                 SECURITIES--10.7%
AAA      2,000   AETNA, Series 1995-C5, Class B,
                     6.74%, 12/26/30 ..........................        2,020,201
A        5,000   CS First Boston Mortgage
                   Securities Corporation,
                   Series 1995-AEW 1, Class C,
                     7.458%, 11/25/27 .........................        5,062,500
BBB+     6,485   FDIC REMIC Trust, Series 1994-C1,
                   Class 11-F, 8.70%, 9/25/25 .................        6,886,818
A        1,000   Kidder Peabody Acceptance Corp.,
                   Series 1994-C3, Class C,
                     8.80%, 4/01/07 ...........................        1,097,703
                 LTC Commercial Mortgage Pass-
                   Through Certificates,
A+       2,000     Series 1994-1, Class 1-D,
                     10.00%, 6/15/26 ..........................        2,110,000
AAA      3,180     Series 1996-1, Class 1-A,
                     7.06%, 4/15/28 ...........................        3,227,014
AAA     18,000   Merrill Lynch Mortgage Investors Inc.,
                   Mortgage Pass-through Certificate,
                   Series 1997-C2, Class A1,
                     1.29%, 12/10/29 (I/O) ....................        1,473,750
                 Morgan Stanley Capital l Inc.,
AAA        195     Series 1997, Class A1, 6.86%,
                     5/15/06 ..................................          198,992
AAA         40     Series 1997, Class X, 1.982%,
                     6/15/17 ..................................            3,847
BBB      2,600   Nomura Asset Capital Corp.,
                   Series 1993-M1, Class A3,
                     7.64%, 11/25/03 ..........................        2,655,250
BBB        500   PaineWebber Mortgage Acceptance
                   Corp., Series 1995-M2, Class D,
                     7.20%, 12/01/03 ..........................          506,291
AA       1,944   Salomon Brothers Mortgage Securities,
                   Class 97-TZH, 3/25/25 ......................        1,997,104
                 Structured Asset Securities Corporation,
                   Mortgage Certificates,
A        3,865     Series 1996, Class D, 7.03%,
                     2/25/28 ..................................        3,890,608
BBB+     5,970     Series 1996, Class E, 7.75%,
                     2/25/28 ..................................        6,101,455
                                                                      ----------
                                                                      37,231,533
                                                                      ----------

                 CORPORATE BONDS--43.5%
                 FINANCE & BANKING--12.1%
A3       2,450   Amsouth Bancorp.,
                     6.75%, 11/01/25 ..........................        2,460,462
A2       2,000   Bank of Hawaii,
                     6.875%, 6/01/03 ..........................        2,037,980
A1       3,000   Den Danske Bank,
                     7.25%, 6/15/05 ...........................        3,110,180
A2       1,300   Equitable Life of America,
                     6.95%, 12/01/05 ..........................        1,323,842
A2       5,000@  Farmers Insurance,
                     8.50%, 8/01/04 ...........................        5,488,017
A3       4,800   First National Bank of Boston,
                     8.00%, 9/15/04 ...........................        5,195,664
A3       5,000++ Fleet Financial Group,
                     8.125%, 7/01/04 ..........................        5,445,250
A+       4,850   Goldman Sachs Group,
                     6.25%, 2/01/03 ...........................        4,807,730
Ba1      3,500   Macsaver Financial Services Inc.,
                     Gtd. Note, 7.875%, 8/01/03 ...............        3,245,328

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
RATING* PRINCIPAL
(UNAU-   AMOUNT                                                        VALUE
DITED)   (000)           DESCRIPTION                                  (NOTE 1)
--------------------------------------------------------------------------------
                 CORPORATE BONDS--(CONT'D)
                 FINANCE & BANKING--(CONT'D)
A1     $ 1,000   Metropolitan Life Insurance Co.,
                   6.30%, 11/01/03 ............................          987,796
                 PaineWebber Group, Inc.,
Baa2       500     6.90%, 2/09/04 .............................          504,011
Baa1     2,000     8.875%, 3/15/05 ............................        2,238,240
A3       3,100   Reliaster Financial Corp.,
                   6.625%, 9/15/03 ............................        3,120,708
A2       2,000   Salomon, Inc.,
                   6.75%, 1/15/06 .............................        2,017,520
                                                                     -----------
                                                                      41,982,728
                                                                     -----------
                 INDUSTRIALS--13.3%
A3         400   American Airlines, Inc.,
                     10.44%, 3/04/07 ..........................          497,536
BBB-     3,600   Anixter Inc.,
                     8.00%, 9/15/03 ...........................        3,769,249
AA-      2,000   Coca Cola Enterprises, Inc.,
                     7.875%, 2/01/02 ..........................        2,121,940
Baa2     2,000   Conagra, Inc.,
                     7.40%, 9/15/04 ...........................        2,094,817
A1       5,500++ Ford Motor Credit Co.,
                     7.50%, 6/15/04 ...........................        5,820,045
Baa2     7,000   ITT Corp.,
                     6.75%, 11/15/03 ..........................        6,914,142
Baa3     5,000   Lukens, Inc.,
                     7.625%, 8/01/04 ..........................        5,252,150
Baa2     5,000   Newmont Mining Corp.,
                     8.00%, 12/01/04 ..........................        5,447,600
Baa3     3,000   News America Holdings, Inc.,
                     8.50%, 2/15/05 ...........................        3,286,170
Baa3     5,000   Pulte Corp.,
                     8.375%, 8/15/04 ..........................        5,377,850
A2       2,000   Ralcorp Holdings, Inc.,
                     8.75%, 9/15/04 ...........................        2,268,500
BBB-     3,000   Tele-Communications, Inc.,
                     8.25%, 1/15/03 ...........................        3,207,420
                                                                     -----------
                                                                      46,057,419
                                                                     -----------
                 SOVEREIGN & PROVINCIAL--10.3%
A-       6,000   Banamex Remittance Master Trust,
                     Series 1996, 7.57%, 1/01/01 ..............        6,031,875
Baa2     2,000   Canadian Pacific Ltd.,
                     6.875%, 4/15/03 ..........................        2,047,910
A3       2,000   Corporacion Andina De Fomento,
                     7.10%, 2/01/03 ...........................        2,013,480
BBB-     5,000   Empresa Electric Guacolda SA,
                     7.95%, 4/30/03 ...........................        5,123,443
A3       3,500   Israel Electric Corp. Ltd.,
                     7.25%, 12/15/06 ..........................        3,570,350
Ba1    $ 2,005   Korea Development Bank,
                     7.375%, 9/17/04 ..........................        1,603,580
A2       5,000   Quebec Province,
                     8.625%, 1/19/05 ..........................        5,611,750
BBB-     3,000   Telefonica De Argentina S A,
                     11.875%, 11/01/04 ........................        3,487,500
                 Xtra, Inc.,
Baa2     2,000       6.50%, 1/15/04 ...........................        2,017,700
Baa2     2,500       7.22%, 7/31/04 ...........................        2,617,000
Baa1     1,489   YPF Sociedad Anonima,
                     7.50%, 10/26/02 ..........................        1,542,759
                                                                    ------------
                                                                      35,667,347
                                                                    ------------
                 UTILITIES--7.8%
                 360 Communications Co.,
BBB-     2,000       7.125%, 3/01/03 ..........................        2,048,160
BBB-     2,000       7.50%, 3/01/06 ...........................        2,091,820
Baa3     5,000   Gulf States Utilities Co.,
                     8.25%, 4/01/04 ...........................        5,376,650
BA35,400         NIAGARA MOHAWK POWER CORP.,
                     7.375%, 8/01/03 ..........................        5,529,924
Baa3     5,000   NRG Energy, Inc,
                     7.625%, 2/01/06 ..........................        5,228,471
Baa2     2,000   Ohio Edison,
                     8.625%, 9/15/03 ..........................        2,178,449
A1       5,000   Telekom Malaysia Berhad,
                     7.125%, 8/01/05 ..........................        4,623,150
                                                                    ------------
                                                                      27,076,624
                                                                    ------------
                 Total Corporate Bonds .........................     150,784,118
                                                                    ------------
                 ASSET-BACKED SECURITIES--4.8%
                 Structured Mortgage Asset Residential
                   Trust,
A1       3,081     Series 1997-2, Class A1, 7.85%,
                     9/15/01 ..................................        3,098,827
A1       4,651     Series 1997-2, Class E, 8.24%,
                     3/15/06 ..................................        4,680,545
A1       4,825     Series 1997-3, Class E, 8.72%,
                     4/15/06 ..................................        4,908,043
A1       4,000++ Student Loan Marketing Association,
                   Series 1995-1, Class B,
                     6.22%, 10/25/09 ..........................        3,988,750
                                                                     -----------
                                                                      16,676,165
                                                                     -----------
                 STRIPPED MORTGAGE-BACKED
                 SECURITIES--10.7%
                 Federal Home Loan Mortgage
                   Corporation,
        16,477+    Series G-25, Class 25-S,
                     8/25/06 (I/O) ............................          641,615

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
RATING* PRINCIPAL
(UNAU-   AMOUNT                                                        VALUE
DITED)   (000)           DESCRIPTION                                  (NOTE 1)
--------------------------------------------------------------------------------
                 STRIPPED MORTGAGE-BACKED
                 SECURITIES--(CONT'D)
         $ 423     Series 1243, Class 1243-N,
                     8/15/06 (P/O) ............................    $    332,977
        30,856     Series 1506, Class 1506-SA,
                     1/15/05 (I/O) ............................         508,191
         5,934+    Series 1751, Class 1751-PL,
                     10/15/23 (I/O) ...........................         959,491
         1,138++   Series 1862, Class 1862-DA,
                     12/15/22 (P/O) ...........................         971,182
         1,328+    Series 1862, Class 1862-DB,
                     12/15/22 (P/O) ...........................       1,133,047
         5,000+    Series 1917, Class 1917-AS,
                     5/15/08 (I/O) ............................       1,159,375
         5,423+    Series 1946, Class 1946-N,
                     10/15/08 (P/O) ...........................       3,856,956
         5,423     Series 1946, Class 1946-SN,
                     10/15/08 (I/O) ...........................       1,331,971
        50,019     Series 1954, Class 1954-BB,
                     4/15/21 (I/O) ............................         672,127
        21,085     Series 1954, Class 1954-LL,
                     5/15/21 (I/O) ............................         289,921
        21,085     Series 1954, Class 1954-LM,
                     5/15/21 (I/O) ............................         303,099
         7,340++   Series 2009, Class 2009-JH,
                     11/15/21 (P/O) ...........................       6,507,209
                 Federal National Mortgage Association,
         2,120     Trust 1993-39, Class 39-K,
                     4/25/04 (I/O) ............................         416,613
         3,605++   Trust 1993-147, Class 147-H,
                     8/25/23 (P/O) ............................       3,287,509
         3,086     Trust 1994-42, Class 42-SO,
                     3/25/23 (I/O) ............................         441,729
         4,128+    Trust 1996-24, Class 24-SE,
                     3/25/09 (I/O) ............................         848,921
         9,857     Trust 1996-24, Class 24-SL,
                     8/25/23 (I/O) ............................       1,626,429
         6,154++   Trust 1996-32, Class 32-E,
                     10/25/08 (P/O) ...........................       5,326,683
        80,806     Trust 1996-54, Class 54-SH,
                     8/25/23 (I/O) ............................       2,133,786
        51,837     Trust 1996-54, Class 54-SI,
                     8/25/23 (I/O) ............................         307,783
        15,402     Trust 1997-44, Class 44-SC,
                     6/25/08 (I/O) ............................       1,513,759
         6,250+    Trust 1997-50, Class 50-HK,
                     8/25/27 (I/O) ............................       2,435,547
                                                                    -----------
                                                                     37,005,920
                                                                    ------------
                 U.S. GOVERNMENT SECURITIES--16.8%
                 Small Business Administration,
                 Participation Certificate,
         2,974     Series 1995-10-C, 7.35%,
                     8/01/05 ..................................       3,092,324
         1,321     Series 1996-20-F,
                     7.55%, 6/01/16 ...........................       1,401,182
         1,936     Series 1996-20-G,
                     7.70%, 7/01/16 ...........................       2,064,590
         4,793     Series 1996-20-K,
                     6.95%, 11/01/16 ..........................       4,933,699
                 U.S. Treasury Bonds,
        15,000++   6.125%, 11/15/27 ...........................      15,414,900
        10,500++   6.375%, 8/15/27 ............................      11,074,245
                 U.S. Treasury Notes,
         1,700+    6.125%, 8/15/07 .............................      1,747,022
         2,330+    6.25%, 6/30/02 ..............................      2,376,227
        14,000++   6.375%, 5/15/00 .............................     14,210,000
         2,000++   6.25%, 2/15/03 ..............................      2,045,320
                                                                    -----------
                                                                     58,359,509
                                                                    -----------
                  ZERO COUPON BONDS--7.4%
        40,000    Vanguard Prime Money Market Strip,
                     Zero Coupon, 12/31/04 ....................      25,852,000
                                                                    -----------

                 TAXABLE MUNICIPAL BONDS--6.9%
AAA      4,285   California Housing Finance Agency
                     Revenue, 6.69%, 8/01/03 ..................       4,317,480
AA-      2,000   Fresno California Pension Obligation,
                     7.15%, 6/01/04 ...........................       2,093,980
AAA      4,000   Los Angeles County California
                     Pension Obligation
                     6.77%, 6/30/05 ...........................       4,117,560
AAA      7,000   New Jersey Economic Development
                     Authority, Zero Coupon,
                     2/15/04 ..................................       4,846,590
Baa1     5,000   New York City G.O.,
                     7.50%, 4/15/04 ...........................       5,264,700
Baa1     1,000   New York State Environmental Facilities
                     Corporation Service Contract
                     Revenue, 6.95%, 9/15/04 ..................       1,020,930
AAA      2,250   San Francisco California City & Cnty.
                     Arpts., Commission International
                     Airport, 6.55%, 5/01/04 ..................       2,281,253
                                                                    -----------
                                                                     23,942,493
                                                                    -----------
              Total Long-Term Investments
                 (cost $499,012,379) ..........................     513,385,926
                                                                    ------------

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
RATING* PRINCIPAL
(UNAU-   AMOUNT                                                        VALUE
DITED)   (000)           DESCRIPTION                                  (NOTE 1)
-------------------------------------------------------------------------------
                 SHORT-TERM INVESTMENTS--0.3%
                 DISCOUNT NOTE--0.1%
         $ 420   Federal Home Loan Mortgage Corp.
                   6.00%, 1/02/98
                     (cost $419,930) ..........................    $    419,930
                                                                   ------------
   CONTRACTS #   PUT OPTIONS PURCHASED--0.2%
   -----------
           130   U.S. Treasury Note, 6.625% 5/31/07
                     @ 100 expiring 3/19/98 ...................          36,400
       $60,000   Interest Rate Swap
                 6.70% over 3 month LIBOR
                     expires 1/29/98 ..........................          11,400
        60,000   6.90% over 3 month LIBOR
                     expires 10/30/98 .........................         540,000
                                                                   ------------
                Total put options purchased
                     (cost $3,602,444) ........................         587,800
                                                                   ------------
                 Total Short-Term-Investments
                     (cost $4,022,374) ........................       1,007,730
                                                                   ------------
                 Total investments before outstanding
                 call options written and investments
                 sold short--148.2%
                     (cost $503,034,753) ......................     514,393,656
                                                                   ------------
                 CALL OPTIONS WRITTEN--(0.2%)
                 Interest Rate Swap
       150,000   3 month LIBORover 5.25%
                     expires 12/01/98 .........................        (546,900)
        75,000   3 month LIBORover 5.60%
                     expires 06/16/98 .........................        (195,000)
                                                                   ------------
                 Total call options written
                     (premium received $772,500) ..............        (741,900)

                 INVESTMENTS SOLD SHORT--(3.2%)
       $10,250   United States Treasury Bonds,
                   6.625%, 2/15/27
                   (Proceeds $10,293,242) .....................    $(11,127,605)
                                                                   ------------
                 Total investments, net of
                 outstanding call options
                 written and investments
                 sold short--144.8%
                   (cost $491,969,011) ........................     502,524,151
                 Liabilities in excess of other
                   assets--(44.8%) ............................    (155,526,252)
                                                                   ------------
                 NET ASSETS--100% .............................    $346,997,899
                                                                   ============



-------------
  * Using the higher of Standard & Poor's or Moody's rating.
  # One Contract equals 100,000 Face Value.
  + In  aggregate  $56,675,872  of principal  amount  pledged as collateral  for reverse repurchase agreements.
 ++ Entire  principal   amount  pledged  as  collateral  for reverse  repurchase
    agreements.
  @ In aggregate $2,250,000 of principal amount pledged a collateral for financial futures transactions.


         ----------------------------------------------------------------------
                              KEY TO ABBREVIATIONS
                 ARM -- Adjustable Rate Mortgage.
                 CMO -- Collateralized Mortgage Obligation.
                  GO -- General Obligation.
                   I -- Denotes a CMO with interest only characteristics.
                 I/O -- Interest only.
                   P -- Denotes  a CMO  with  principal  only  characteristics.
                 P/O -- Principal only.
               REMIC -- Real Estate Mortgage Investment Conduit.
        -----------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $503,034,753)
  (Note 1) ...................................   $ 514,393,656
Cash .........................................          89,928
Deposit with brokers as collateral
  for investments sold short (Note 1) ........      11,797,430
Interest receivable ..........................       5,899,895
Interest rate cap, at value
  (amortized cost $1,066,427) (Note 1 & 3) ...         677,110
Receivable for investments sold ..............           9,901
Other assets .................................          49,740
                                                 -------------
                                                   532,917,660
                                                 -------------
LIABILITIES
Reverse repurchase agreements (Note 4) .......     142,947,750
Payable for investments purchased ............      27,494,562
Investment sold short, at value
  (proceeds $10,293,242)(Note 1) .............      11,127,605
Dividends payable ............................       1,687,153
Interest payable .............................       1,245,193
Swap options written, at value
  (premium received $772,500) (Note 1) .......         741,900
Advisory fee payable (Note 2) ................         178,067
Due to broker-variation margin ...............          89,859
Administration fee payable (Note 2) ..........          35,613
Unrealized depreciation on interest rate swaps
  (Note 1 & 3) ...............................          20,912
Other accrued expenses .......................         351,147
                                                 -------------
                                                   185,919,761
                                                 -------------

NET ASSETS ...................................   $ 346,997,899
                                                 =============
Net assets were comprised of:
  Common stock, at par (Note 5) ..............   $     368,106
  Paid-in capital in excess of par ...........     344,443,944
                                                 -------------
                                                   344,812,050
  Undistributed net investment income ........       2,751,355
  Accumulated net realized loss ..............     (10,475,051)
  Net unrealized appreciation ................       9,909,545
                                                 -------------
  Net assets, December 31, 1997 ..............   $ 346,997,899
                                                 =============
Net asset value per share:
  ($346,997,899 / 36,810,639 shares of
  common stock issued and outstanding) ......            $9.43
                                                         =====

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY TERM TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
  Interest earned (net of premium amortization
    of $3,862,229 and interest expense of
    $7,709,548) ..............................   $ 26,851,447
                                                 ------------
Operating Expenses
  Investment advisory ........................      2,052,375
  Administration .............................        495,987
  Reports to shareholders ....................        178,000
  Custodian ..................................         96,000
  Directors ..................................         68,000
  Audit ......................................         34,000
Legal ........................................         30,000
  Transfer agent .............................         18,000
  Miscellaneous ..............................         56,631
                                                 ------------
    Total operating expenses .................      3,028,993
                                                 ------------

  Net investment income before excise tax ....     23,822,454
  Excise tax .................................         30,000
                                                 ------------
  Net investment income ......................     23,792,454
                                                 ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3)
Net realized gain (loss) on:
  Investments ................................      2,067,663
  Written options ............................      3,689,368
  Short sales ................................       (141,420)
  Futures ....................................     (4,935,175)
                                                 ------------
                                                      680,436
                                                 ------------
Net change in unrealized appreciation
 (depreciation) on:
  Investments .................................   11,245,783
  Short sales .................................      (85,935)
  Interest rate caps ..........................     (389,317)
  Options written .............................      103,650
  Futures .....................................     (275,001)
                                                ------------
                                                  10,599,180
                                                ------------
  Net gain on investments .....................   11,279,616
                                                ------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS ..................... $ 35,072,070
                                                ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY TERM TRUST INC.
STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH
 Cash flows used for operating activities:
   Interest received .............................   $  38,292,734
   Operating expenses and excise taxes paid ......      (2,805,333)
   Interest expense paid .........................      (8,315,867)
   Proceeds from disposition of short-term
      portfolio investments, net .................        (859,874)
   Purchase of long-term portfolio investments ... (803,416,908) Proceeds from disposition of long-term
      portfolio investments ......................     757,099,944
   Variation margin on futures ...................      (5,095,012)
   Other assets ..................................         (45,106)
                                                     -------------
   Net cash flows used for operating
      activities .................................     (25,145,422)
                                                     -------------

Cash flows provided by financing activities:
   Increase in reverse repurchase agreements .....      46,101,375
   Cash dividends paid ...........................     (21,342,980)
                                                     -------------
   Net cash flows provided by financing activities      24,758,395
                                                     -------------
Net decrease in cash .............................        (387,027)
Cash at beginning of year ........................         476,955
                                                     -------------
Cash at end of year ..............................   $      89,928
                                                     =============
RECONCILIATION OF NET INCREASE IN NET
ASSETS RESULTING FROM OPERATIONS TO
NET CASH FLOWS USED FOR OPERATING ACTIVITIES
Net increase in net assets resulting from
   operations ....................................   $  35,072,070
                                                     -------------
Increase in investments ..........................     (11,568,570)
Net realized gain ................................        (680,436)
Decrease in unrealized depreciation ..............     (10,578,268)
Increase in interest receivable ..................        (130,490)
Decrease in receivable for investments sold ......          26,025
Decrease in deposits with brokers ................      37,082,570
Increase in other assets .........................         (45,106)
Decrease in investments sold short ...............     (36,224,895)
Decrease in swap option written ..................        (598,650)
Increase in interest rate cap ....................        (677,110)

DECREASE IN PAYABLE FOR INVESTMENTS PURCHASED ....     (36,585,067
Increase in due to broker-variation margin .......         115,164
Decrease in interest payable .....................        (606,319)
Increase in other accrued expenses ...............         253,660
                                                     -------------
   Total adjustments .............................     (60,217,492)
                                                     -------------
Net cash flows used for operating activities .....   $ (25,145,422)
                                                     =============

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY TERM TRUST INC.
STATEMENTS OF CHANGES
IN NET ASSETS
--------------------------------------------------------------------------------

                                      YEAR ENDED DECEMBER 31,
                                   ---------------------------
                                      1997              1996
                                   ---------         ---------
INCREASE (DECREASE) IN
NET ASSETS

Operations:

   Net investment income ......   $  23,792,454    $  23,408,176

   Net realized gain on
      investments, short sales
      and futures .............         680,436        3,142,096

   Net change in unrealized
      appreciation
      (depreciation) on
      investments, short sales,
      options written, futures
      and interest rate caps ..      10,599,180      (20,006,911)
                                  -------------    -------------

   Net increase in net assets
      resulting from
      operations ..............      35,072,070        6,543,361
   Dividends from net
      investment income .......     (22,853,156)     (21,626,119)
                                  -------------    -------------
   Total increase (decrease) ..      12,218,914      (15,082,758)

NET ASSETS

Beginning of year .............     334,778,985      349,861,743
                                  -------------    -------------
End of year ...................   $ 346,997,899    $ 334,778,985
                                  =============    =============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



                                                                            YEARS ENDED DECEMBER 31,
                                                             -------------------------------------------------------
                                                                1997       1996       1995        1994        1993
                                                                -----      -----      -----       -----       -----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year .........................  $  9.09    $   9.50    $   8.21   $   9.47    $   9.57
                                                              -------    --------    --------   --------    --------
  Net investment income (net of interest expense of
    $.21, $.17, $.23, $.17, and $.15, respectively) ........      .65         .64         .60        .62         .80
  Net realized and unrealized gain (loss) on investments ...      .31        (.46)       1.31       (1.16)      (.16)
                                                              -------    --------    --------   --------    --------
Net increase (decrease) from investment operations .........      .96         .18        1.91       (.54)        .64
                                                              -------    --------    --------   --------    --------
Dividends from net investment income .......................     (.62)       (.59)       (.60)      (.68)       (.74)
Distributions in excess of net investment income ...........       --          --        (.02)      (.04)         --
                                                              -------    --------    --------   --------    --------
Total dividends and distributions ..........................     (.62)       (.59)       (.62)      (.72)       (.74)
                                                              -------    --------    --------   --------    --------
Net asset value, end of year* ..............................  $  9.43    $   9.09    $   9.50   $   8.21    $   9.47
                                                              -------    --------    --------   --------    --------
Market value, end of year* .................................  $ 8.375    $  7.625    $  7.875   $   7.00    $  9.375
                                                              =======    ========    ========   ========    ========
TOTAL INVESTMENT RETURN+ ...................................   18.58%       4.58%      21.91%    (18.10%)      7.96%
RATIOS TO AVERAGE NET ASSETS:
Operating expenses# ........................................    0.89%       0.91%       0.92%      0.93%       0.89%
Net investment income ......................................    6.98%       7.03%       6.76%      7.10%       8.19%

SUPPLEMENTALDATA:
Average net assets (in thousands) .......................... $341,067    $332,778    $328,950   $320,366    $358,623
Portfolio turnover .........................................     135%        221%        160%       111%         77%
Net assets, end of year (in thousands) ..................... $346,998    $334,779    $349,862   $302,147    $348,528
Reverse repurchase agreements outstanding, end of year
  (in thousands) ........................................... $142,948   $  96,846    $112,007   $149,800    $156,558
Asset coverage++ ........................................... $  3,427   $   4,457    $  4,124   $  3,017    $  3,226

----------
   * NAV and market value are published in THE WALL STREET JOURNAL each Monday. # The ratios of operating expenses, including interest expense, to average net  assets  were  3.15%,  2.83%,  3.44%,  2.84%  and  2.38%  for the years indicated above, respectively. The ratios of operating expenses, including interest expense and excise tax, to average net assets were 3.15%, 2.83%, 3.44%, 2.85% and 2.41% for the years indicated above, respectively.
   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions.
  ++ Per $1,000 of reverse repurchase agreements outstanding.

     The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1.  ACCOUNTING POLICIES

The BlackRock Investment Quality Term Trust Inc. (the"Trust"), a Maryland corporation, is a diversified, closed-end management investment company. The Trust's investment objective is to manage a portfolio of fixed income securities that will return $10 per share to investors on or about December 31, 2004 while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships between securities observed in the market, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the from date of purchase are valued at current market quotations until maturity.

   In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiraton date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

   The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

   Swap options may be used by the Trust to manage the duration of the Trust's portfolio or as part of an income producing strategy reflecting the view of the Trust's management in the direction of interest rates.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

     Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of "five" would imply that the price would move approximately five percent in relation to a one percent change in interest rates. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

     The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

INTEREST RATE SWAPS: In an interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

     During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any. The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust does not anticipate non-performance by any counterparty.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and the Trust accretes discount and amortizes premium on securities purchased using the interest method. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As part of a tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly, first from net invest-ment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Trust accounts for and reports distributions to shareholders in accordance with the A.I.C.P.A's Statements of Position 93-2: Determination, Disclosure, and Return of Capital Distributions by Investment Companies. The effect caused by applying this statement was to decrease paid-in capital and increase undistributed net investment income by $30,000 due to certain expenses not being deductible for tax purposes. Net investment income, net realized gains and net assets were not affected by this change.


NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Financial Management Inc. (the "Adviser"), a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management business, and an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), an indirect, wholly-owned subsidiary of The Prudential Insurance Co. of America.

     The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.60% of the Trust's average weekly net assets until December 31, 1998, 0.50% from January 1, 1999 to December 31, 2002 and 0.40% from January 1, 2003 to the termination or liquidation of the Trust. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.12% of the Trust's average weekly net assets until December 31, 1998, 0.10% from January 1, 1999 to December 31, 2002, and 0.08% from January 1, 2003 to the termination or liquidation of the Trust. Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.


NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the year ended December 31, 1997 aggregated $766,831,841 and $674,415,375, respectively.

     The Trust may invest up to 30% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At December 31, 1997, the Trust did not hold any securities restricted as to resale.

     The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates.

     The federal income tax basis of the Trust's investments at December 31, 1997 was substantially the same as for financial reporting purposes and, accordingly, net unrealized appreciation for federal income tax purposes was $11,358,903 (gross unrealized appreciation-$16,774,893; gross unrealized depreciation-$5,415,990).

     For federal income tax purposes, the Trust has a capital loss carryforward at December 31, 1997 of approximately $13,252,000, of which $6,970,700 expires in 2001, $2,436,800 expires in 2002 and $3,844,500 expires in 2003. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

     During the year ended December 31, 1997, the Trust entered into financial futures contracts. Details of open contracts at December 31, 1997 are as follows:


                                      VALUE AT      VALUE AT        UNREALIZED
NUMBER OF                  EXPIRATION  TRADE      DECEMBER 31,     APPRECIATION
CONTRACTS   TYPE              DATE     DATE          1997         (DEPRECIATION)
--------    ----            --------  -------      ----------      ------------
            Long
           position:        March
 20      5 yr. U.S. T-Note   1998   $ 2,166,653    $ 2,172,500        $   5,847
            Short
           positions:       March
160     10 yr. U.S. T-Note   1998     17,814,280    17,945,000         (130,720)
                            March
 75     30 yr. U.S. T-Bond   1998      8,924,663     9,035,156         (110,493)
                                                                      ---------
                                                                      $(235,366)
                                                                      =========


     The Trust entered into one interest rate cap. Under the agreement the Trust receives the excess, if any, of a floating rate over a fixed rate. The Trust paid a transaction fee for the agreement. Details of the cap is as follows:

NOTIONAL                                               VALUE AT
 AMOUNT   FLOATING      FIXED TERMINATION  AMORTIZED  DECEMBER 31,   UNREALIZED
  (000)    RATE          RATE    DATE        COST        1997      DEPRECIATION
  -----    -----         ----    ----        -----       ----       ------------
$40,000  3 month LIBOR  6.00%   2/19/02    $1,066,427   $677,110      $(389,317)

   Details of open interest rate swaps at December 31, 1997 are as follows:

CURRENT
NOTIONAL                                                     UNREALIZED
 AMOUNT                 FIXED    FLOATING     TERMINATION   APPRECIATION
  (000)     TYPE         RATE      DATE          DATE       (DEPRECIATION)
  -----     -----        ----      ----          -----       ------------
$145,500  Interest Rate  6.37% 3 month LIBOR    7/27/00       $839,128
(100,000) Interest Rate  6.42% 3 month LIBOR    7/27/01       (860,040)
                                                              --------
                                                              $(20,912)
                                                              ========

   Details of open swap option ("swaption") agreements at December 31, 1997 are as follows:


NOTIONAL                                                       VALUE AT       UNREALIZED
 AMOUNT        FIXED     FLOATING     TERMINATION    COST/   DECEMBER 31,    APPRECIATION
  (000)        RATE       RATE            DATE      PREMIUM     1997        (DEPRECIATION)
  -----        ----       ----        -----------   -------    -----         ------------
Purchased Put:
 $60,000       6.70%   3 month LIBOR    1/29/98   $ 510,000  $ 11,400       $(498,600)
  60,000       6.90%   3 month LIBOR   10/30/98   1,152,600   540,000        (612,600)
Written Call:
(150,000)      5.25%   3 month LIBOR    12/3/08    (487,500) (546,900)        (59,400)
 (75,000       5.60%   3 month LIBOR    6/18/08    (285,000) (195,000)         90,000
                                                                           ----------
                                                                          $(1,080,600)
                                                                           ==========


NOTE 4. BORROWINGS REVERSE REPURCHASE AGREEMENTS:

The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender, the value of which at least equals the principal amount of the reverse repurchase transactions including accrued interest.

     The average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 1997 was approximately $118,791,875 at a weighted average interest rate of approximately 5.66%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the year was $147,036,000 as of October 31, 1997 which was 24.8% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

     The average monthly balance of dollar rolls outstanding during the year ended December 31, 1997 was approximately $37,664,964. The maximum amount of dollar rolls outstanding at any month-end during the year was $63,054,375 as of February 28, 1997, which was 10.6% of total assets.

NOTE 5. CAPITAL

There are 200 million shares of $.01 par value common stock authorized. Of the 36,810,639 shares outstanding at December 31, 1997, the Adviser owned 10,639 shares.

--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of The BlackRock Investment Quality Term Trust Inc.:

We have audited the accompanying statement of assets and liabilities of The BlackRock Investment Quality Term Trust Inc., including the portfolio of investments, as of December 31, 1997, and the related statements of operations and of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable asurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Investment Quality Term Trust Inc. as of December 31, 1997, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



/s/DELOITTE & TOUCHE LLP
------------------------
DELOITTE & TOUCHE LLP

New York, New York
February 13, 1998

--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

      We wish to advise you as to the federal tax status of dividends and distributions paid by the Trust during the fiscal year ended December 31, 1997.

      During the fiscal year ended December 31, 1997, the Trust paid dividends of $0.62 per share from net investment income. For federal income tax purposes, the aggregate of any dividends and short-term capital gains distributions you received are reportable in your 1997 federal income tax returns as ordinary income. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.

      For the purpose of preparing your 1997 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which was mailed to you in January 1998.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank & Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

      Experience  under  the Plan  may  indicate  that  changes  are  desirable.
Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE
The Trust's investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or about December 31, 2004 while providing high monthly income.

WHO MANAGES THE TRUST?
BlackRock Financial Management, Inc. ("BlackRock or the adviser") is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages approximately $55 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds which trade on either the New York Stock or American Stock Exchanges, several open-end funds and separate accounts for more than 125 clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group, Inc. which is a division of PNC Bank N.A., the nation's largest banking organizations.

WHAT CAN THE TRUST INVEST IN?
The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?
The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Trust will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2004. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide high monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 331/3% of the total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Adviser will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point on the yield curve (i.e. if the Trust has three years left until its maturity, the Adviser will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?
The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial adviser. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial adviser to determine whether their brokerage firm offers dividend reinvestment services.


LEVERAGE CONSIDERATIONS IN A TERM TRUST
Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.


SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS
The trust is intended to be a long-term investment and is not a short-term trading vehicle.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity, therefore interim price movements on these securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S SECURITIES. The Trust may invest less than 10% of its assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------


ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES (ARMS):

Mortgage instruments with interest rates that adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes. ARMS are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:

Securities backed by various types of receivables such as automobile and credit card receivables.

CLOSED-END FUND:

Investment vehicle which initially offers a fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS):

Mortgage-backed securities which separate mortgage pools into short-, medium-, and long-term securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

DISCOUNT:

When a fund's net asset value is greater than its stock price the fund is said to be trading at a discount.

DIVIDEND:

This is income generated by securities in a portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:

Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested into additional shares of the Trust.

FHA:

Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC:

Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA:

Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known asFannie Mae.

GNMA:

Government National Mortgage Association, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:

Securities issued or guaranteed by the U.S. government, or one of its agencies or instrumentalities, such as GNMA (Government National Mortgage Association), FNMA (Federal National Mortgage Association) and FHLMC (Federal Home Loan Mortgage Corporation).

INVERSE-FLOATINGRATE MORTGAGES:

Mortgage instruments with coupons that adjust at periodic intervals according to a formula which sets inversely with a market level interest rate index.

INTEREST-ONLY SECURITIES (I/O):

Mortgage securities that receive only the interest cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a STRIP.

MARKET PRICE:

Price per share of a security trading in the secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:

A mortgage dollar roll is a transaction in which the Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (although not the same) securities on a specified future date. During the "roll" period, the Trust does not receive principal and interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:

Mortgage-backed securities issued by Fannie Mae, Freddie Mac or Ginnie Mae.

MULTIPLE-CLASS PASS-THROUGHS:

Collateralized Mortgage Obligations.

NET ASSET VALUE (NAV):

Net asset value is the total market value of all securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

PRINCIPAL-ONLY SECURITIES (P/O):

Mortgage securities that receive only the principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as STRIPS.

PROJECT LOANS:

Mortgages for multi-family, low- to middle-income housing.

PREMIUM:

When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC:

A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, Fannie Mae REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:

Securities issued in connection with collateralized mortgage obligations that generally represent the excess cash flow from the mortgage assets underlying the CMO after payment of principal and interest on the other CMO securities and related administrative expenses.

REVERSE REPURCHASE AGREEMENTS:

In a reverse repurchase agreement, the Trust sells securities and agrees to repurchase them at a mutually agreed date and price. During this time, the Trust continues to receive the principal and interest payments from that security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE-BACKED SECURITIES:

Arrangements in which a pool of assets is separated into two classes that receive different proportions of the interest and principal distributions from underlying mortgage-backed securities. IO's and PO's are examples of strips.

BLACKROCK

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.



                            THE BLACKROCK INVESTMENT
                             QUALITY TERM TRUST INC.
                 c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                                 (800) 227-7BFM


 (LOGO)Printed on recycled paper                                      09247E-103



THE  BLACKROCK
INVESTMENT QUALITY
TERM TRUST INC.
==================
ANNUAL REPORT
DECEMBER 31, 1997